UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): May 20, 2021

Commission File Number: 1-11607
DTE Energy Company

Michigan	38-3217752
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

Registrants address of principal executive offices: One Energy Plaza, Detroit, Michigan 48226-1279
Registrants telephone number, including area code: (313) 235-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, without par value	DTE	New York Stock Exchange

2016 Series B 5.375% Junior Subordinated Debentures due 2076	DTJ	New York Stock Exchange

2016 Series F 6.00% Junior Subordinated Debentures due 2076	DTY	New York Stock Exchange

2017 Series E 5.25% Junior Subordinated Debentures due 2077	DTW	New York Stock Exchange

2019 6.25% Corporate Units	DTP	New York Stock Exchange

2020 Series G 4.375% Junior Subordinated Debentures due 2080	DTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting (described below) the shareholders of DTE Energy Company (the Company) approved an amendment and restatement of the DTE Energy Company Long-Term Incentive Plan (the LTIP). A description of the amendments can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2021 (the Proxy) in “Proposal No. 4 - Management Proposal - Approval of an Amendment and Restatement of the DTE Energy Company Long-Term Incentive Plan,” which is incorporated herein by reference. This description is qualified in its entirety by reference to the amended and restated LTIP attached to the Proxy as Exhibit A.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting was held on May 20, 2021.

(b)    At the Annual Meeting:

(i)    The director nominees named in the Proxy were all elected to the Board as follows: Gerard M. Anderson, David A. Brandon, Charles G. McClure, Jr., Gail J. McGovern, Mark A. Murray, Gerardo Norcia, Ruth G. Shaw, Robert C. Skaggs, Jr., David A. Thomas, Gary H. Torgow, James H. Vandenberghe and Valerie M. Williams were each elected to serve as a director of the Company for a one-year term expiring in 2022, with the votes shown:

	Total Votes For Each Director	Total Votes Withheld From Each Director	Broker Non-Votes
Gerard M. Anderson	139,914,231	3,147,339	20,377,560
David A. Brandon	140,258,204	2,803,365	20,377,560
Charles G. McClure, Jr.	139,626,238	3,435,331	20,377,560
Gail J. McGovern	139,841,794	3,219,775	20,377,560
Mark A. Murray	131,645,830	11,415,740	20,377,560
Gerardo Norcia	141,858,367	1,203,202	20,377,560
Ruth G. Shaw	139,197,396	3,864,173	20,377,560
Robert C. Skaggs, Jr.	142,390,904	670,666	20,377,560
David A. Thomas	142,423,208	638,361	20,377,560
Gary H. Torgow	142,406,460	655,109	20,377,560
James H. Vandenberghe	138,696,782	4,364,787	20,377,560
Valerie M. Williams	141,709,115	1,352,454	20,377,560

(ii)    Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year 2021, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
161,602,219	1,597,250	239,660	0

(iii)    Shareholders approved, on an advisory basis, the overall executive compensation paid to the Company's named executive officers as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
137,695,362	4,712,158	654,049	20,377,560

(iv)    Shareholders approved a management proposal to amend and restate the LTIP to extend the LTIP and add additional authorized shares as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
137,570,493	4,919,816	571,260	20,377,560

(v)    Shareholders did not approve the shareholder proposal relating to additional disclosure of political contributions as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
30,913,647	111,493,144	654,477	20,377,860

(vi)    Shareholders did not approve the shareholder proposal relating to publication of a greenwashing audit as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
3,402,205	138,640,751	1,018,614	20,377,560

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits

99.1    The section entitled “Proposal No. 4 - Management Proposal - Approval of an Amendment and Restatement of the DTE Energy Company Long-Term Incentive Plan” appearing on pages 31-35 of the DTE Energy Company Definitive Proxy Statement filed with the Securities and Exchange Commission on March 25, 2021 is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2021

DTE Energy Company
(Registrant)

/s/Lisa A. Muschong
Lisa A. Muschong
Vice President, Corporate Secretary and Chief of Staff